UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2015

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2015 Annual Incentive Awards
On February 11, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MDU Resources Group, Inc. (the “Company”) established 2015 annual incentive award opportunities for the executive officers including those officers who were the named executive officers in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, and those who will be named executive officers in the proxy statement for the 2015 Annual Meeting of Stockholders (the “NEOs”). The Board approved the award opportunities at its meeting on February 12, 2015. The 2015 annual incentive award opportunities for the NEOs are set forth in the 2015 Annual Incentive Award Opportunity Chart, which is filed as Exhibit 10.1 and incorporated herein by reference.
The 2015 awards for David L. Goodin, President and Chief Executive Officer of the Company, and Jeffrey S. Thiede, President and Chief Executive Officer of the construction services segment, were made pursuant to the Long-Term Performance-Based Incentive Plan (the “LTIP”).  The form of Annual Incentive Award Agreement under the LTIP is filed as Exhibit 10.2 hereto. The 2015 awards for Doran N. Schwartz, Vice President and Chief Financial Officer of the Company, Steven L. Bietz, President and Chief Executive Officer of the pipeline and energy services segment, and Paul K. Sandness, General Counsel and Secretary of the Company, were made pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan (the “EICP”). J. Kent Wells, Vice Chairman of the Corporation and Chief Executive Officer of the exploration and production (“E&P”) segment, received no award because of his resignation effective February 28, 2015.
Except as the Committee may otherwise determine, in order to be eligible to receive an annual incentive award payment under the LTIP, participants must remain employed by the Company through December 31, 2015. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the Committee within 90 days of the beginning of the performance period, no adjustment shall be made to the performance goals if the adjustment would increase the annual incentive award payment. The Committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine. The application of any reduction, and the methodology used in determining any such reduction, is in the sole discretion of the Committee.
With respect to annual incentive awards granted pursuant to the EICP, participants who retire during the year at age 65 pursuant to their employer’s bylaws remain eligible to receive an award. Subject to the Committee’s discretion, participants who terminate employment for other reasons are not eligible for an award, except that a prorated award may be paid to participants who transfer between their employer at the time the award is granted and MDU Resources Group, Inc. or any of its business segments, divisions or subsidiaries. The Committee has full discretion to determine the extent to which performance measures have been achieved, the payment level and whether any final payment will be made. Once performance measures are approved by the Committee for EICP awards, the Committee generally does not modify the measures. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance targets, the Committee, in consultation with the chief executive officer, may modify the performance targets. Such modifications will only be considered in years of unusually adverse or favorable external conditions.

Payments are based upon achievement relative to established annual performance measures. The target incentive awards were established based upon the officers’ positions and base salaries as follows:

Name	Position	2015 Annual Incentive Target (as % of Base Salary)
David L. Goodin	President and Chief Executive Officer of the Company	100
Doran N. Schwartz	Vice President and Chief Financial Officer of the Company	65
Jeffrey S. Thiede	President and Chief Executive Officer of construction services segment	80
Steven L. Bietz	President and Chief Executive Officer of pipeline and energy services segment	65
Paul K. Sandness	General Counsel and Secretary of the Company	60

Payment will range from zero to 200% of the target for the Company’s NEOs, based upon achievement of the performance measures.

In all annual incentive awards for 2015 for the Company’s NEOs and the business segment leaders, the Company EPS goal will be weighted 20%, will be based on results from all business segments except the E&P segment and will be adjusted to exclude the (i) effect on earnings at the Company level of intersegment eliminations, (ii) accounting effects of the E&P segment being moved from continuing operations to discontinued operations and (iii) income statement impact of a loss on asset sales or dispositions, other than the sale or disposition of the E&P segment, that are approved by the Company Board. Intersegment eliminations are intercompany balances and transactions that will be eliminated in consolidation (as will be reported in the notes to the Company’s financial statements for the fiscal year ending December 31, 2015), except for certain transactions related to the Company’s regulated operations in accordance with GAAP.

Similarly, in all annual incentive awards for 2015 for the Company’s NEOs and the business segment leaders, there will be a new separate goal weighted 5%, based on the E&P segment pretax operating income, adjusted to exclude (i) depreciation, depletion and amortization, with non-cash ceiling test charges treated as depreciation and (ii) accounting effects of the E&P segment being moved from continuing operations to discontinued operations.
The 2015 award opportunity for Mr. Thiede is:

Construction Services 2015 earnings results as a % of 2015 target (weighted 75%)	Payment of annual incentive target based on Construction Services 2015 earnings	Company 2015 diluted adjusted EPS results as a % of 2015 target (weighted 20%)	Payment of annual incentive target based on Company 2015 diluted adjusted EPS	E&P segment pretax operating income excluding DD&A as a % of 2015 target (weighted 5%)	Payment of annual incentive target based on E&P segment pretax operating income excluding DD&A
Less than 85%	0%	Less than 85%	0%	Less than 80%	0%
85%	25%	85%	25%	80%	25%
90%	50%	90%	50%	87%	50%
95%	75%	95%	75%	94%	75%
100%	100%	100%	100%	100%	100%
122%	120%	103%	120%	104%	120%
144%	140%	106%	140%	108%	140%
166%	160%	109%	160%	112%	160%
188%	180%	112%	180%	116%	180%
209.5%	200%	115%	200%	120%	200%

Construction Services earnings is defined as GAAP earnings reported for the segment.

The 2015 award opportunity available to Mr. Bietz is:

Pipeline and Energy Services 2015 ROIC results as a % of 2015 target (weighted 37.5%)	Payment of annual incentive target based on Pipeline and Energy Services 2015 ROIC	Pipeline and Energy Services 2015 EPS results as a % of 2015 target (weighted 37.5%)	Payment of annual incentive target based on Pipeline and Energy Services 2015 EPS	Company 2015 diluted adjusted EPS results as a % of 2015 target (weighted 20%)	Payment of annual incentive target based on Company 2015 diluted adjusted EPS	E&P segment pretax operating income excluding DD&A as a % of 2015 target (weighted 5%)	Payment of annual incentive target based on E&P segment pretax operating income excluding DD&A
Less than 85%	0%	Less than 85%	0%	Less than 85%	0%	Less than 80%	0%
85%	25%	85%	25%	85%	25%	80%	25%
90%	50%	90%	50%	90%	50%	87%	50%
95%	75%	95%	75%	95%	75%	94%	75%
100%	100%	100%	100%	100%	100%	100%	100%
103%	120%	103%	120%	103%	120%	104%	120%
106%	140%	106%	140%	106%	140%	108%	140%
109%	160%	109%	160%	109%	160%	112%	160%
112%	180%	112%	180%	112%	180%	116%	180%
115%	200%	115%	200%	115%	200%	120%	200%

The pipeline and energy services segment also has five goals relating to the pipeline and energy services segment’s safety results, and each goal that is not met will reduce Mr. Bietz’s annual incentive award payment by 1%.

The 2015 award opportunity available for Patrick L. O’Bryan, President and, effective March 1, 2015, Chief Executive Officer of the E&P segment, is:

E&P segment pretax operating income excluding DD&A results as a % of 2015 target (weighted 56.25%)	Payment of annual incentive target based on E&P segment pretax operating income excluding DD&A	E&P segment margin enhancement results as a % of 2015 target (weighted 18.75%)	Payment of annual incentive target based on E&P segment margin enhancement	Company 2015 diluted adjusted EPS results as a % of 2015 target (weighted 20%)	Payment of annual incentive target based on Company 2015 diluted adjusted EPS	E&P segment pretax operating income excluding DD&A as a % of 2015 target (weighted 5%)	Payment of annual incentive target based on E&P segment pretax operating income excluding DD&A
Less than 80%	0%	Greater than 100%	0%	Less than 85%	0%	Less than 80%	0%
80%	25%	100%	100%	85%	25%	80%	25%
87%	50%	98.5%	120%	90%	50%	87%	50%
94%	75%	97%	140%	95%	75%	94%	75%
100%	100%	95.5%	160%	100%	100%	100%	100%
104%	120%	94%	180%	103%	120%	104%	120%
108%	140%	92.5%	200%	106%	140%	108%	140%
112%	160%			109%	160%	112%	160%
116%	180%			112%	180%	116%	180%
120%	200%			115%	200%	120%	200%

The E&P segment goal of pretax operating income weighted 56.25% is the same as that which is weighted 5% and is described above. The E&P segment goal of margin enhancement will be its operations and maintenance cost, excluding accounting changes due to the segment being moved from continuing operations to discontinued operations. If the E&P segment is disposed of during 2015, prorated payment will be made to Mr. O'Bryan based on goals achieved up until the date of disposition.

The 2015 award opportunity available to the Nicole A. Kivisto, President and Chief Executive Officer of the electric and natural gas distribution (utility) segment, is:

Electric and Natural Gas Distribution 2015 ROIC results as a % of 2015 target (weighted 37.5%)	Payment of annual incentive target based on Electric and Natural Gas Distribution 2015 ROIC	Electric and Natural Gas Distribution 2015 EPS results as a % of 2015 target (weighted 37.5%)	Payment of annual incentive target based on Electric and Natural Gas Distribution 2015 EPS	Company 2015 diluted adjusted EPS results as a % of 2015 target (weighted 20%)	Payment of annual incentive target based on Company 2015 diluted adjusted EPS	E&P segment pretax operating income excluding DD&A as a % of 2015 target (weighted 5%)	Payment of annual incentive target based on E&P segment pretax operating income excluding DD&A
Less than 85%	0%	Less than 85%	0%	Less than 85%	0%	Less than 80%	0%
85%	25%	85%	25%	85%	25%	80%	25%
90%	50%	90%	50%	90%	50%	87%	50%
95%	75%	95%	75%	95%	75%	94%	75%
100%	100%	100%	100%	100%	100%	100%	100%
103%	120%	103%	120%	103%	120%	104%	120%
106%	140%	106%	140%	106%	140%	108%	140%
109%	160%	109%	160%	109%	160%	112%	160%
112%	180%	112%	180%	112%	180%	116%	180%
115%	200%	115%	200%	115%	200%	120%	200%

The 2015 award opportunity available to David C Barney, President and Chief Executive Officer of the construction materials and contracting segment, is:

Construction Materials and Contracting 2015 ROIC results as a % of 2015 target (weighted 37.5%)	Payment of annual incentive target based on Construction Materials and Contracting 2015 ROIC	Construction Materials and Contracting 2015 EPS results as a % of 2015 target (weighted 37.5%)	Payment of annual incentive target based on Construction Materials and Contracting 2015 EPS	Company 2015 diluted adjusted EPS results as a % of 2015 target (weighted 20%)	Payment of annual incentive target based on Company 2015 diluted adjusted EPS	E&P segment pretax operating income excluding DD&A as a % of 2015 target (weighted 5%)	Payment of annual incentive target based on E&P segment pretax operating income excluding DD&A
Less than 70%	0%	Less than 70%	0%	Less than 85%	0%	Less than 80%	0%
70%	25%	70%	25%	85%	25%	80%	25%
75%	37.5%	75%	37.5%	90%	50%	87%	50%
80%	50%	80%	50%	95%	75%	94%	75%
85%	62.5%	85%	62.5%	100%	100%	100%	100%
90%	75%	90%	75%	103%	120%	104%	120%
95%	87.5%	95%	87.5%	106%	140%	108%	140%
100%	100%	100%	100%	109%	160%	112%	160%
103%	120%	103%	120%	112%	180%	116%	180%
106%	140%	106%	140%	115%	200%	120%	200%
109%	160%	109%	160%
112%	180%	112%	180%
115%	200%	115%	200%

The amount of annual incentive award earned, if any, for executives at the MDU Resources Group level, including Messrs. Goodin, Schwartz and Sandness, will be determined based on the following formula:
Annual Incentive Award Earned = Payout Percentage X Target Award
The payout percentage will be the sum of the products that result from multiplying (x) the percentage of annual incentive target achieved based on the award opportunity of the business segment leader by (y) the business segment’s percentage of average invested capital. The business segments are (i) construction services, (ii) construction materials and contracting, (iii) exploration and production, (iv) pipeline and energy services and (v) electric and natural gas distribution (utility).

2015 Long-Term Incentive Awards
Revised Performance Share Award Agreement
On February 11, 2015, the Committee approved a revised form of Performance Share Award Agreement (the “Agreement”) to be used for future awards under the Long-Term Performance-Based Incentive Plan. The form of Agreement is filed as Exhibit 10.3 hereto and incorporated herein by reference.
The Agreement reflects a revised performance graph peer group (the “Peer Group”) and adds provisions for determining the number of shares earned if Fidelity Exploration & Production (“Fidelity”) is sold during the performance period.
If not less than 75% of the assets or 100% of the stock of Fidelity is disposed of during the performance period, specified companies will be removed from the Peer Group, effective as of the end of the month prior to the closing (the “Adjustment Date”), with the revised peer group being referred to as the “Adjusted Peer Group.” The Company’s total stockholder return (“TSR”) will be measured against the Peer Group from the beginning of the performance period through the Adjustment Date and against the Adjusted Peer Group from the day after the Adjustment Date through the end of the performance period.
No changes were made to percentile rank and payout percentages. Assuming the Company's three-year TSR is positive, from 0% to 200% of the target grant will be paid out, depending on the Company's TSR compared to the TSRs of companies in the Peer Group, as follows:.

Percentile Rank	Payout Percentage (% of Target Award)
75th or higher	200%
50th	100%
25th	20%
less than 25th	0%

If the Company achieves a percentile rank between the 25th and 50th percentiles, the payout percentage will be equal to 20%, plus 3.2% for each percentile rank whole percentage above the 25th percentile. If the Company achieves a percentile rank between the 50th and 75th percentiles, the payout percentage will be equal to 100%, plus 4.0% for each percentile rank whole percentage above the 50th percentile.
The Company will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid at the same time as the performance share awards are paid.

If the Company’s TSR for the performance period is negative, the number of shares otherwise earned, if any, for the performance period will be reduced in accordance with the following table:

TSR	Reduction In Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%

2015 Performance Share Awards
On February 11, 2015, the Committee established 2015 long-term incentive award opportunities in the form of performance shares with dividend equivalents for the executive officers including those officers who were the named executive officers in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, and those who will be named executive officers in the proxy statement for the 2015 Annual Meeting of Stockholders (the “NEOs”). The Board approved the award opportunities at its meeting on February 12, 2015. The 2015 long-term incentive award opportunities for the NEOs are set forth in the 2015 Performance Share Award Opportunity Chart, which is filed as Exhibit 10.4 and incorporated herein by reference. Mr. Wells received no award because of his resignation effective February 28, 2015.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2015 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 11, 2015
10.3	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 11, 2015
10.4	MDU Resources Group, Inc. 2015 Performance Share Award Opportunity Chart

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2015

MDU RESOURCES GROUP, INC.

By:	/s/ Doran N. Schwartz
Doran N. Schwartz Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2015 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 11, 2015
10.3	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 11, 2015
10.4	MDU Resources Group, Inc. 2015 Performance Share Award Opportunity Chart